UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant  ☒

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Spirit Airlines, Inc.

(Name of Registrant as Specified In Its Charter)

JetBlue Airways Corporation

Sundown Acquisition Corp.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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Filed by JetBlue Airways Corporation

Pursuant to Schedule 14A under the

Securities Exchange Act of 1934, as amended

Subject Company: Spirit Airlines, Inc.

Commission File No.: 001-35186

Date: June 28, 2022

The following is a press release issued by JetBlue Airways Corporation (“JetBlue”) on June 28, 2022.

PRESS RELEASE

JetBlue Welcomes Support for Superior Offer to Acquire Spirit

Leading independent proxy advisory firm ISS issues report noting clients may find JetBlue offer

“Preferable” to Frontier offer

Given short timeframe before special shareholder meeting, ISS cannot change official recommendation but instructs clients on how to change their votes

Major Spirit shareholder TIG Advisors publicly declares intention to vote AGAINST Frontier merger and sends letter to Spirit Board

NEW YORK (June 28, 2022) – JetBlue (NASDAQ: JBLU) today welcomed the recent public support in favor of its clearly superior offer to acquire Spirit (NYSE: SAVE).

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Institutional Shareholder Services (“ISS”), a leading independent proxy advisory firm, issued late yesterday an updated report now acknowledging that clients may find the modified JetBlue proposal “preferable” to the Frontier offer for Spirit and may therefore choose to vote AGAINST the inferior Frontier transaction at Spirit’s upcoming special meeting, despite ISS’s inability to change its official recommendation.

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Further, major Spirit shareholder TIG Advisors publicly declared that it will vote AGAINST the Frontier merger at the Spirit special meeting, and sent a letter to the Spirit Board in which it said, “We believe JetBlue’s acquisition proposal is the far superior outcome for Spirit and its shareholders, given its all-cash bid eliminates execution risk and maximizes certainty of value.”

In its new report, ISS, citing the recent changes to JetBlue’s offer, noted that “the enhancements by JetBlue may be enough to offset the potential upside of the proposed merger with Frontier (particularly when the market reaction to last week’s developments is considered – Spirit share price decreased 8.0 percent on June 27, 2022, the first trading day after announcement of the revised Frontier offer terms).”

ISS further noted that “the gap between the headline offers has not only widened since Spirit and Frontier modified the deal terms late last week, but the prepayment dividend and the reverse termination fee accompanying the JetBlue offer are now more favorable for Spirit shareholders than the corresponding provisions accompanying the Frontier offer. At the same time, the addition of the ticking fee in the JetBlue offer – a provision without a counterpart in the Frontier offer – provides a further level of regulatory risk mitigation.”

By entering into a revised merger agreement with Frontier less than a week before the special shareholder meeting, the Spirit Board has given ISS, and all shareholders, little time to weigh the improved proposals.

“Our decisively superior offer is being recognized by Spirit shareholders and proxy advisors as providing more for Spirit shareholders than the ill-fated Frontier merger, which the conflicted Spirit Board has entered into,” said Robin Hayes, chief executive officer, JetBlue. “While we understand and respect ISS’s reticence to change their official recommendation so close to the special shareholder meeting, we note that they have specifically instructed clients how to change their votes to vote AGAINST the inferior Spirit transaction. We intend to continue to actively solicit votes to defeat the Frontier proposal and to take every possible step available to us to assure that Spirit’s shareholders have the opportunity to choose the superior value we are offering. The negative market reaction to Spirit’s revised merger agreement is consistent with what we are hearing from shareholders in addition to TIG Advisors. Shareholders can send a clear message to the Spirit Board by voting ‘No’ at the upcoming Spirit special meeting.”

About JetBlue

JetBlue is New York’s Hometown Airline®, and a leading carrier in Boston, Fort Lauderdale-Hollywood, Los Angeles, Orlando, and San Juan. JetBlue carries customers to more than 110 cities throughout the United States, Latin America, Caribbean, Canada, and United Kingdom. For more information and the best fares, visit jetblue.com.

Forward Looking Statements

Statements in this press release contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management’s beliefs and assumptions concerning future events. These statements are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. When used in this press release, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, those listed in our U.S. Securities and Exchange Commission (“SEC”) filings, matters of which we may not be aware, the coronavirus pandemic including new and existing variants, the outbreak of any other disease or similar public health threat that affects travel demand or behavior, the outcome of any discussions between JetBlue Airways Corporation (“JetBlue”) and Spirit Airlines, Inc. (“Spirit”) with respect to a possible transaction, including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein, the conditions to the completion of the possible transaction, including the receipt of any required stockholder and regulatory approvals and, in particular, our expectation as to the likelihood of receipt of antitrust approvals, JetBlue’s ability to finance the possible transaction and the indebtedness JetBlue expects to incur in connection with the possible transaction, the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate Spirit’s operations with those of JetBlue, and the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the possible transaction. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Further information concerning these and other factors is contained in JetBlue’s SEC filings, including but not limited to, JetBlue’s 2021 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this press release might not occur. Our forward-looking statements included in this press release speak only as of the date the statements were written or recorded. We undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Important Information and Where to Find It

This press release is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of Spirit or any other securities. JetBlue and its wholly-owned subsidiary, Sundown Acquisition Corp., have commenced a tender offer for all outstanding shares of common stock of Spirit and have filed with the SEC a tender offer statement on Schedule TO (including an Offer to Purchase, a Letter of Transmittal and related documents), as may be amended. These documents contain important information, including the terms and conditions of the tender offer, and stockholders of Spirit are advised to carefully read these documents before making any decision with respect to the tender offer.

Investors and security holders may obtain free copies of these statements and other documents filed with respect to the tender offer at the SEC’s website at https://www.sec.gov. In addition, copies of the tender offer statement and related materials may be obtained for free by directing such requests to the information agent for the tender offer, Innisfree M&A Incorporated, at (877) 800-5190 (toll free for stockholders) or (212) 750-5833 (collect for banks and brokers).

JetBlue has filed a definitive proxy statement on Schedule 14A with the SEC (“Definitive Proxy Statement”) and the accompanying BLUE proxy card on May 26, 2022, to be used to solicit proxies in opposition to the proposed business combination between Spirit and Frontier Group Holdings, Inc. (“Frontier”) and the other proposals to be voted on by Spirit stockholders at the special meeting of the stockholders of Spirit to be held on June 30, 2022. This press release is not a substitute for the Definitive Proxy Statement or any other document JetBlue, Spirit or Frontier may file with the SEC in connection with the proposed transaction.

STOCKHOLDERS OF SPIRIT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ALL PROXY MATERIALS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders may obtain a free copy of the Definitive Proxy Statement and other documents filed by JetBlue at the SEC’s web site at https://www.sec.gov or by contacting the information agent for the proxy solicitation, Innisfree M&A Incorporated, at (877) 800-5190 (toll free for stockholders) or (212) 750-5833 (collect for banks and brokers).

Participants in the Solicitation

JetBlue and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Spirit common stock. Additional information regarding the participants in the proxy solicitation is contained in the Definitive Proxy Statement.

Contacts

JetBlue Corporate Communications

Tel: +1.718.709.3089

corpcomm@jetblue.com

JetBlue Investor Relations

Tel: +1 718 709 2202

ir@jetblue.com